                                                                    EXHIBIT 99.1


                            FINANCIAL STATEMENTS AND
                          INDEPENDENT AUDITORS' REPORT

                          CRICO OF WHITE BEAR WOODS I
                              LIMITED PARTNERSHIP

                               DECEMBER 31, 1994

                CRICO of White Bear Woods I Limited Partnership

                               TABLE OF CONTENTS



                                                            PAGE


INDEPENDENT AUDITORS' REPORT                                   3


FINANCIAL STATEMENTS


     STATEMENT OF ASSETS AND LIABILITIES - INCOME TAX
       BASIS                                                   5


     STATEMENT OF PROFIT AND LOSS - INCOME TAX BASIS           6


     STATEMENT OF PARTNERS' DEFICIT - INCOME TAX BASIS         8


     STATEMENT OF CASH FLOWS - INCOME TAX BASIS                9


     NOTES TO FINANCIAL STATEMENTS                            10

                  [LETTERHEAD OF REZNICK FEDDER & SILVERMAN]

                          INDEPENDENT AUDITORS' REPORT



To the Partners
CRICO of White Bear Woods I
  Limited Partnership


     We have audited the accompanying statement of assets and liabilities - income tax basis of CRICO of White Bear Woods I Limited Partnership as of December 31, 1994, and the related statements of profit and loss - income tax basis, partners' deficit - income tax basis and cash flows - income tax basis for the year then ended. These financial statements are the responsi-bility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     As described in note A, these financial statements were prepared on the basis of accounting the partnership uses for income tax purposes, which is a comprehensive basis of accounting other than generally accepted accounting principles.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the assets and liabilities of CRICO of White Bear Woods I Limited Partnership as of December 31, 1994, and its profit and loss, changes in partners' deficit and cash flows for the year then ended, on the basis of accounting described in note A.

               [BOTTOM LETTERHEAD OF REZNICH FEDDER & SILVERMAN]

     As discussed in note B, the partnership was in default with regard to the mortgage loan agreement due to its inability to generate sufficient cash flow to meet its contractual obligations. The partnership's lender, an affiliated entity, has represented that it will not foreclose on the partnership's defaulted loan prior to January 2, 1996. While the lender has no immediate plans to foreclose on the property subsequent to that date, the partnership does not expect to be able to cure the default at that time. Therefore, there can be no assurance that the lender will not execute its rights under the loan agreement subsequent to that date.

                                        /s/ Reznick Fedder & Silverman

Bethesda, Maryland
January 25, 1995

                CRICO of White Bear Woods I Limited Partnership

             STATEMENT OF ASSETS AND LIABILITIES - INCOME TAX BASIS

                               December 31, 1994



                                     ASSETS

            INVESTMENT IN REAL ESTATE

  Building                                       $10,831,939
  Equipment                                          966,221
                                                 -----------
                                                  11,798,160
  Less accumulated depreciation                    1,708,924
                                                 -----------

                                                  10,089,236
  Land                                               357,840
                                                 -----------

                                                  10,447,076

  Tenants' security deposits,
    separately held in an interest-
    bearing account                    $ 69,583
  Cash and investments held by
    bond servicer                       384,839
  Favorable financing, less
    accumulated amortization of
    $78,447                             106,746      561,168
                                       --------

OTHER ASSETS
  Cash                                  133,841
  Prepaid insurance                      13,870
  Accounts receivable - tenants           1,763
  Other receivables                       4,262      153,736
                                       --------  -----------

                                                 $11,161,980
                                                 ===========

                                  LIABILITIES

  LIABILITIES APPLICABLE TO REAL ESTATE
   Mortgage payable                                $12,485,000
   Accrued interest payable                          1,637,994
                                                   -----------

                                                    14,122,994

  Tenants' security deposit
    liability                            $ 66,495
   Accrued mortgage servicing fee         240,596      307,091
                                         --------  -----------

                                                    14,430,085

  OTHER LIABILITY
   Accounts payable                                     36,420
                                                    ----------

        Total liabilities                           14,466,505



PARTNERS' DEFICIT                                   (3,304,525)
                                                    ----------

                                                   $11,161,980
                                                    ==========


                       See notes to financial statements

Statement of                                         U.S. DEPARTMENT OF HOUSING
Profit and Loss - Income Tax                         AND URBAN DEVELOPMENT
Basis                                                Office of Housing
                                                     Fedesral Housing
                                                     Commissioner
                                  OMB  Approval  No.  2502-0052  (exp.  8/31/92)


Public Reporting Burden for this collection of information is estimated to average 1.0 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to the Reports Management Officer, Office of Information Policies and Systems, U.S. Department of Housing and Urban Development, Washington, D.C. 20410-3600, and to the Office of Management and Budget Paperwork Reduction Project (2502-0052), Washington, D.C. 20503. Do not send this completed form to either of these addresses.

------------------------------------------------------------------------------------------------------------------------------------
For Month/Period                                               Project Number:                 Project Name:
Beginning:  1/1/94  Ending:  12/31/94                          HUD Project No.:                CRICO of White Bear Woods I Limited
                                                                                               Partnership
------------------------------------------------------------------------------------------------------------------------------------
Part I                            DESCRIPTION OF ACCOUNT                      ACCOUNT NO.              AMOUNT*
------------------------------------------------------------------------------------------------------------------------------------
                             Apartments or Member Carrying Charges (Coops)       5120                $1,776,252
                             ----------------------------------------------------------------------------------
                             Tenant Assistance Payments                          5121                $
                             ----------------------------------------------------------------------------------
 RENTAL                      Furniture and Equipment                             5130                $
 INCOME                      ----------------------------------------------------------------------------------
  5100                       Stores and Commercial                               5140                $
                             ----------------------------------------------------------------------------------
                             Garage and Parking Spaces                           5170                $
                             ----------------------------------------------------------------------------------
                             Flexible Subsidy Income                             5180                $
                             ----------------------------------------------------------------------------------
                             Miscellaneous (Specify) Prepaid Rent                5190                $   30,578
                             ------------------------------------------------------------------------------------------------------
                             TOTAL RENT REVENUE   Potential at 100% Occupancy                                           $1,806,830
------------------------------------------------------------------------------------------------------------------------------------
                             Apartments                                          5220                $(  45,026)
                             ----------------------------------------------------------------------------------
                             Furniture and Equipment                             5230                $(        )
                             ----------------------------------------------------------------------------------
VACANCIES                    Stores and Commercial                               5240                $(        )
  5200                       ----------------------------------------------------------------------------------
                             Garage and Parking Spaces                           5270                $(        )
                             ----------------------------------------------------------------------------------
                             Miscellaneous (Specify)                             5290                $(        )
                             -------------------------------------------------------------------------------------------------------
                             TOTAL VACANCIES                                                                            $  (45,026)
                             ------------------------------------------------------------------------------------------------------
                             NET RENTAL REVENUE   Rent Revenue Less Vacancies                                           $1,761,804
------------------------------------------------------------------------------------------------------------------------------------
                             ELDERLY AND CONGREGATE SERVICES INCOME-5300
                             TOTAL SERVICE INCOME (SCHEDULE ATTACHED)            5300                $                  $
                             -------------------------------------------------------------------------------------------------------
                             Interest Income-Project  Operations                 5410                $    1,954
                             ----------------------------------------------------------------------------------
FINANCIAL                    Income from Investments-Residual Receipts           5430                $
 REVENUE                     ----------------------------------------------------------------------------------
  5400                       Income from Investments-Reserve for Replacement     5440                $    7,330
                             ----------------------------------------------------------------------------------
                             Income from Investments-Escrows                     5490                $    4,105
                             -------------------------------------------------------------------------------------------------------
                             TOTAL FINANCIAL REVENUE                                                                    $   13,389
 -----------------------------------------------------------------------------------------------------------------------------------
                             Laundry and Vending - One-Time Laundry Fee $15,000  5910                $   44,884
                             ----------------------------------------------------------------------------------
                             NSF and Late Charges                                5920                $    4,226
                             ----------------------------------------------------------------------------------
OTHER                        Damages and Cleaning Fees                           5930                $
REVENUE                      ----------------------------------------------------------------------------------
 5900                        Forfeited Tenant Security Deposits                  5940                $   13,667
                             ----------------------------------------------------------------------------------
                             OTHER REVENUE (SPECIFY) See Note C                  5990                $   26,772

                             -------------------------------------------------------------------------------------------------------
                             TOTAL OTHER REVENUE                                                                        $   89,549
                             -------------------------------------------------------------------------------------------------------
                             TOTAL REVENUE                                                                              $1,864,742
------------------------------------------------------------------------------------------------------------------------------------
                             Advertising                                         6210                $   25,317
                             Other Renting Expenses - See Note E                 6250                $   14,837
                             ----------------------------------------------------------------------------------
                             Office Salaries                                     6310                $   35,105
                             ----------------------------------------------------------------------------------
                             Office Supplies                                     6311                $    2,398
                             ----------------------------------------------------------------------------------
                             Office or Model Apartment Rent                      6312                $    4,462
                             ----------------------------------------------------------------------------------
ADMINISTRATIVE               Management Fee                                      6320                $   68,771
  EXPENSES                   ----------------------------------------------------------------------------------
  6200/6300                  Manager or Superintendent Salaries                  6330                $   17,201
                             ----------------------------------------------------------------------------------
                             Manager or Superintendent Rent Free Unit            6331                $
                             ----------------------------------------------------------------------------------
                             Legal Expenses (Project)                            6340                $    1,037
                             ----------------------------------------------------------------------------------
                             Auditing Expenses (Project)                         6350                $    7,450
                             ----------------------------------------------------------------------------------
                             Computer Fees                                       6351                $      439
                             ----------------------------------------------------------------------------------
                             Telephone and Answering Services                    6360               $     8,877
                             ----------------------------------------------------------------------------------
                             Bad Debts                                           6370               $    12,530
                             ----------------------------------------------------------------------------------
                             Misc Admin Expenses (Specify) See Note D            6390               $    20,820
                             -------------------------------------------------------------------------------------------------------
                             TOTAL ADMINISTRATIVE EXPENSES                                                                $  219,244
------------------------------------------------------------------------------------------------------------------------------------
                             Fuel Oil/Coal                                       6420               $
                             ----------------------------------------------------------------------------------
UTILITIES                    Electricity                                         6450               $    22,652
 EXPENSE                     ----------------------------------------------------------------------------------
  6400                       Water                                               6451               $    12,766
                             ----------------------------------------------------------------------------------
                             Gas                                                 6452               $    40,974
                             ----------------------------------------------------------------------------------
                             Sewer                                               6453               $    25,211
                             -------------------------------------------------------------------------------------------------------
                             TOTAL UTILITIES EXPENSE                                                                     $   101,603
------------------------------------------------------------------------------------------------------------------------------------

*  All amounts must be rounded to      Page 1 of 2     form HUD-92410 (7/91)
   the nearest dollar,                                    ref Handbook 4370.2
   $.50 and over, round up -
   $.49 and below round down.

----------------------------------------------------------------------------------------------
                 Janitor and Cleaning Payroll                             6510     $    40,752
                 -----------------------------------------------------------------------------
                 Janitor and Cleaning Supplies                            6515     $     2,142
                 -----------------------------------------------------------------------------
                 Janitor and Cleaning Contract                            6517     $    13,504
                 ------------------------------------------------------------------------------
                 Exterminating Payroll/Contract                           6519     $       942
                 ------------------------------------------------------------------------------
                 Exterminating Supplies                                   6520     $
                 -----------------------------------------------------------------------------
                 Garbage and Trash Removal                                6525     $     9,624
                 ------------------------------------------------------------------------------
                 Security Payroll/Contract                                6530     $    14,480
                 -----------------------------------------------------------------------------
                 Grounds Payroll                                          6535     $
                 -----------------------------------------------------------------------------
                 Grounds Supplies                                         6536     $
                 -----------------------------------------------------------------------------
OPERATING AND    Grounds Contract                                         6537     $    11,833
MAINTENANCE      -----------------------------------------------------------------------------
 EXPENSES        Repairs Payroll                                          6540     $    31,331
  6500           -----------------------------------------------------------------------------
                 Repairs Material                                         6541     $     9,282
                 -----------------------------------------------------------------------------
                 Repairs Contract                                         6542     $    34,563
                 -----------------------------------------------------------------------------
                 Elevator Maintenance/Contract                            6545     $     5,234
                 -----------------------------------------------------------------------------
                 Heating/Cooling Repairs and Maintenance                  6546     $     2,157
                 -----------------------------------------------------------------------------
                 Swimming Pool Maintenance/Contract                       6547     $     2,620
                 -----------------------------------------------------------------------------
                 Snow Removal                                             6548     $     5,399
                 -----------------------------------------------------------------------------
                 Decorating Payroll/Contract                              6560     $    17,210
                 -----------------------------------------------------------------------------
                 Decorating Supplies                                      6561     $
                 -----------------------------------------------------------------------------
                 Other                                                    6570     $     1,445
                 -----------------------------------------------------------------------------
                 Miscellaneous Operating and Maintenance Expenses         6590     $
                 ---------------------------------------------------------------------------------------------------
                 TOTAL OPERATING AND MAINTENANCE EXPENSES                                                $   202,518
 -------------------------------------------------------------------------------------------------------------------
                 Real Estate Taxes, Net of Refund $15,895                 6710     $   317,649
                 -----------------------------------------------------------------------------
                 Payroll Taxes (FICA)                                     6711     $    22,035
                 -----------------------------------------------------------------------------
                 Miscellaneous Taxes, Licenses and Permits                6719     $
                 -----------------------------------------------------------------------------
TAXES AND        Property and Liability Insurance (Hazard)                6720     $    17,898
INSURNACE        -----------------------------------------------------------------------------
  6700           Fidelity Bond Insurance                                  6721     $
                 -----------------------------------------------------------------------------
                 Workmen's Compensation                                   6722     $     3,106
                 -----------------------------------------------------------------------------
                 Health Insurance & Other Employee Benefits               6723     $     3,896
                 -----------------------------------------------------------------------------
                 Other Insurance (Specify)                                6729     $
                 ---------------------------------------------------------------------------------------------------
                 TOTAL TAXES AND INSURANCE                                                               $   364,584
--------------------------------------------------------------------------------------------------------------------
                 Interest on Bonds Payable                                6810     $ 1,310,925
                 -----------------------------------------------------------------------------
                 Interest on Mortgage Payable                             6820     $
                 -----------------------------------------------------------------------------
FINANCIAL        Interest on Notes Payable (Long-Term)                    6830     $
EXPENSES         -----------------------------------------------------------------------------
 6800            Interest on Notes Payable (Short-Term)                   6840     $
                 -----------------------------------------------------------------------------
                 Mortgage Servicing Fee                                   6850     $    78,031
                 -----------------------------------------------------------------------------
                 Misc Financial Expenses - Security Deposit Interest      6890     $     3,976
                 ---------------------------------------------------------------------------------------------------
                 TOTAL FINANCIAL EXPENSES                                                                $ 1,392,932
--------------------------------------------------------------------------------------------------------------------
ELDERLY &        Total Service Expenses-Schedule Attached                 6900                           $
CONGREGATE       ---------------------------------------------------------------------------------------------------
SERVICE          Total Cost of Operations Before Depreciation                                            $ 2,280,881
EXPENSES         ---------------------------------------------------------------------------------------------------
 6900            PROFIT (LOSS) BEFORE DEPRECIATION                                                       $  (416,139)
                 ---------------------------------------------------------------------------------------------------
                 Depreciation (Total)-6600 (Specify)                      6600                           $   562,841
                 ---------------------------------------------------------------------------------------------------
                 OPERATING PROFIT OR (LOSS)                                                              $  (978,980)
--------------------------------------------------------------------------------------------------------------------
                 Officer Salaries                                         7110                           $
                 -----------------------------------------------------------------------------
CORPORATE OR     Legal Expenses (Entity)                                  7120     $
MORTGAGOT        -----------------------------------------------------------------------------
ENTITY           Taxes (Federal-State-Entity)                           7130-32    $
EXPENSES         -----------------------------------------------------------------------------
7100             Amortization                                             7190     $    26,157
                 ---------------------------------------------------------------------------------------------------
                 TOTAL CORPORATE EXPENSES                                                                $    26,157
                 NET PROFIT OR (LOSS)                                                                    $(1,005,137)
--------------------------------------------------------------------------------------------------------------------

Warning: HUD will prosecute false claims and statements. Conviction may result in criminal and/or civil penalties (18 U.S.C. 1001, 1010, 1012; 31 U.S.C. 3729,
3802) Miscellaneous or other Income and Expenses Sub-account Groups. If miscellaneous or other Income and/or expense sub-accounts (5190, 5290, 5490, 5990, 6390, 6590, 6729, 6890, and 7190) exceed the Account Groupings by 10% or more, attach a separate schedule describing or explaining the miscellaneous income or expense.

------------------------------------------------------------------------------------------------------------------------------------
PART II
------------------------------------------------------------------------------------------------------------------------------------
1.  Total principal payments required under the mortgage, even if payments under a Workout Agreement are
    less or more than those required under the mortgage.                                                             N/A
------------------------------------------------------------------------------------------------------------------------------------

2.  Replacement Reserve deposits required by the Regulatory Agreement or Amendments thereto, even if payments
    may be temporarily suspended or waived.                                                                          N/A
------------------------------------------------------------------------------------------------------------------------------------

3.  Replacement or Painting Reserve releases which are included as expense items on the Profit and
    Loss statement.                                                                                                  N/A
------------------------------------------------------------------------------------------------------------------------------------

4.  Project Improvement Reserve Releases under the Flexible Subsidy Program that are included as
    expense items on this Profit and Loss statement.                                                                 N/A
------------------------------------------------------------------------------------------------------------------------------------

                                                Page 2 of 2                                                          Form  HUD-92410


                                      See notes to financial statements

                CRICO of White Bear Woods I Limited Partnership

                        STATEMENT OF PARTNERS' DEFICIT -
                                INCOME TAX BASIS

                          Year ended December 31, 1994



Partners' deficit, beginning
  as originally reported                        $(2,240,218)

Prior period adjustment                             (59,170)
                                                 ----------

Partners' deficit, beginning
  as restated                                    (2,299,388)

Net loss                                         (1,005,137)
                                                 ----------

Partners' deficit, end                          $(3,304,525)
                                                 ==========



                       See notes to financial statements

                CRICO of White Bear Woods I Limited Partnership

                   STATEMENT OF CASH FLOWS - INCOME TAX BASIS

                          Year ended December 31, 1994




                     Cash flows from operating activities

  Net loss                                           $(1,005,137)
  Adjustments to reconcile net loss to net
  cash provided by operating activities
    Depreciation                                         562,841
    Amortization                                          26,157
    Tenants' security deposits - net                         685
    Decrease in accounts receivable - tenants                414
    Increase in prepaid insurance                           (597)
    Increase in accrued interest                         437,449
    Increase in accrued mortgage servicing fee            78,031
    Increase in accounts payable                          15,975
    Increase in cash and investments held by
      bond servicer                                      (15,956)
                                                     -----------

        Net cash provided by operating activities         99,862
                                                     -----------

Cash flows from investing activities
  Increase in cash and investments held by bond
    servicer                                             (60,055)
  Decrease in other receivables                           17,607
                                                     -----------

        Net cash used in investing activities            (42,448)
                                                     -----------

        NET INCREASE IN CASH                              57,414

Cash, beginning                                           76,427
                                                     -----------

Cash, end                                            $   133,841
                                                     ===========

Supplemental disclosure of cash flow information
  Cash paid during the year for interest                $873,476
                                                         =======



                       See notes to financial statements

                CRICO of White Bear Woods I Limited Partnership

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1994



NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
         POLICIES

  The partnership was formed as a limited partnership under the laws of the State of Minnesota on December 26, 1990 for the purpose of acquiring, owning and operating a rental housing project. The project consists of 225 units located in the City of White Bear Lake, Minnesota and operates under the name of White Bear Woods Apartments.

  Income Tax Basis of Accounting
  ------------------------------

  The partnership maintains its accounts and the financial statements have been prepared on the accounting basis used for income tax purposes. Rents received in advance are recognized as income when collected, as opposed to when earned as required by generally accepted accounting principles.

  Investment in Real Estate and Depreciation and Amortization
  -----------------------------------------------------------

  Investment in real estate is carried at cost. Depreciation is provided for in amounts sufficient to relate the cost of depreciable assets to operations over their estimated service lives by use of the straight-line and declining-balance methods.

  Favorable financing is amortized over the remaining life of the bonds by use of the straight-line method.

  Income Taxes
  ------------

  No provision or benefit for income taxes has been included in these financial statements since taxable income or loss passes through to, and is reportable by, the partners individually.

  Provision for Doubtful Accounts
  -------------------------------

  The partnership considers accounts receivable to be fully collectible; accordingly, no allowance for doubtful accounts is required. If amounts become uncollectible; they will be charged to operations when that determination is made.

                CRICO of White Bear Woods I Limited Partnership

                               December 31, 1994



NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
         POLICIES (Continued)

  Rental Income
  -------------

  Rental income is recognized when rents are collected. All leases between the partnership and the tenants of the property are operating leases.


NOTE B - RELATED PARTY TRANSACTIONS

  The general partner of the partnership, CRICO of White Bear Woods, Inc., a Delaware corporation, is a related party to the managing general partner of the general partner of the holder of the mortgage loan for the project. On January 1, 1992, CRICO of Iona, Inc. assigned its limited partner interest in the partnership to CRICO Minnesota Holdings, Inc., an affiliated entity.

  Cash and Investments Held by Bond Servicer
  ------------------------------------------

  Mortgage Escrow
  ---------------

  The partnership is required to deposit on a monthly basis an amount equal to one-twelfth of the aggregate annual amount of all real estate taxes to the mortgage escrow account maintained by CRICO Mortgage Company, Inc. (the servicer). The servicer is a related party to the general partner of the partnership.

  Reserve for Replacements
  ------------------------

  The partnership is required to make monthly deposits to the reserve for replacement account maintained by the servicer. The fund is to be used for the replacement of project assets. The required annual deposit into the reserve for replacement account is $54,000 for 1994 and each year thereafter until such time as the balance in the reserve equals or exceeds $340,000. Thereafter, no monthly deposits are required unless the balance falls below $340,000.

                CRICO of White Bear Woods I Limited Partnership

                               December 31, 1994



NOTE B - RELATED PARTY TRANSACTIONS (Continued)

  At December 31, 1994, cash and investments held by the bond servicer consist of the following:

                          Mortgage      Reserve
                           escrow         for
                          deposits   replacements     Total
                         ----------  -------------  ----------
  Balance at December
    31, 1993             $ 101,954       $206,874   $ 308,828
  Deposits                 348,000         54,000     402,000
  Tax refund                15,895              -      15,895
  Interest income            4,105          7,330      11,435
  Withdrawals
    Taxes                 (333,544)             -    (333,544)
    Insurance              (18,493)             -     (18,493)
    Other withdrawal             -         (1,275)     (1,275)
    Service charges             (7)             -          (7)
                         ---------       --------   ---------

  Balance at December
    31, 1994             $ 117,910       $266,929   $ 384,839
                         =========       ========   =========

  Real estate taxes paid during the year were $333,544. During 1994, the partnership received a refund of $41,695 less a tax appeal fee of $25,800.

  Mortgage Payable
  ----------------

  Financing has been provided to the partnership through the issuance of tax-exempt bonds by the City of White Bear Lake, Minnesota, in the total amount of $12,485,000, which are evidenced by a mortgage loan agreement with Capital Realty Investors Tax Exempt Fund Limited Partnership (CRITEF), the bondowner, a related party. The maturity date of the mortgage is February 1, 1999. Upon maturity all outstanding principal and interest, including all deferred interest, is due and payable.

                CRICO of White Bear Woods I Limited Partnership

                               December 31, 1994


NOTE B - RELATED PARTY TRANSACTIONS (Continued)

  Mortgage Payable (Continued)
  ----------------

  The mortgage note provides for base interest payable at the rate of 10.5% per annum through the maturity date. Primary contingent interest is payable each quarter, at the rate of 1.5% per annum, out of that quarter's net cash flow. In addition, supplemental contingent interest is payable each quarter, at the rate of 4% per annum, out of 50% of that quarter's net cash flow remaining after deduction of primary contingent interest. Unpaid construction period deferred interest, primary contingent interest and supplemental contingent interest is deferred until the earlier of the sale or refinancing of the project or maturity. Total deferred interest has not been recorded on the books of the partnership.

  As of December 31, 1994, the partnership was in default with regard to the mortgage loan agreement due to its inability to generate sufficient cash flow to meet its contractual obligations under this agreement. CRITEF has not exercised its contractual rights and remedies provided under the mortgage. CRITEF has represented that it will not foreclose on the project through January 2, 1996.

  Under agreement with CRITEF, the partnership has paid base interest from available cash flows. Any unpaid base interest is deferred until cash flow on subsequent interest payment dates is sufficient for payment or until the earlier of the sale or refinancing of the project or maturity. As of December 31, 1994, accrued base interest was $1,637,994. Interest accrues on the unpaid base interest at a compounded rate of 10.5%.

  During the year ended December 31, 1994, the partnership recorded the base interest and did not record interest accrued on the unpaid base interest of $162,566, primary contingent interest of $187,275 and supplemental contingent interest of $499,400. At December 31, 1994, interest accrued on the unpaid base interest of $290,954, primary and supplemental contingent interest of $4,062,827 and construction period deferred base interest of $2,074,565 has not been recorded. Total interest incurred on the mortgage for the year ended December 31, 1994, is as follows:

                CRICO of White Bear Woods I Limited Partnership

                               December 31, 1994



NOTE B - RELATED PARTY TRANSACTIONS (Continued)

  Mortgage Payable (continued)
  ----------------

                                                      Currently
                                          Deferred     payable      Total
                                         ----------  -----------  ----------

     Base interest                       $        -  $1,310,925   $1,310,925
     Interest on interest                   162,566           -      162,566
     Primary contingent interest            187,275           -      187,275
     Supplemental contingent interest       499,400           -      499,400
                                         ----------  ----------   ----------

     Total interest incurred                849,241   1,310,925   $2,160,166
                                                                  ==========

     Accrued interest, beginning          5,579,105   1,200,545
     Interest paid                                -    (873,476)
                                         ----------  ----------

     Accrued interest, ended             $6,428,346  $1,637,994
                                         ==========  ==========


  Interest earned on the bonds is exempt from Federal income tax pursuant to the Internal Revenue Code. In accordance with the bond regulatory agreement, the bond proceeds are to finance multifamily housing in which at least 20% of the units in the project are to be occupied by individuals of low or moderate income, as defined in the Internal Revenue Code. In the event that the underlying bonds do not maintain their tax-exempt status, whether by change in law or by noncompliance with the regulatory agreement, repayment of the bonds may be accelerated.

  The liability of the partnership under the mortgage is limited to the underlying value of the real estate collateral, plus other amounts deposited with the lender. As further security on the obligation, the partnership has assigned existing and future rents and leases to the mortgagee.

  The partnership is required to pay the servicer a mortgage servicing fee equal to 0.625% of the outstanding principal balance of the loan. The fee is paid monthly on each base interest payment date. Any unpaid fees are deferred until cash flow on subsequent interest payment dates is sufficient for payment or until the earlier of the sale or refinancing of the project or maturity.
  As of December 31, 1994, $240,596 has been accrued and $78,031 has been charged to operations.

                CRICO of White Bear Woods I Limited Partnership

                               December 31, 1994


NOTE B - RELATED PARTY TRANSACTIONS (Continued)

  Management Agreement
  --------------------

  CRICO Management of Minnesota, Inc., a related party to the general partner of the partnership, managed the property through January 31, 1994. Effective February 1, 1994, the property management responsibilities were assigned from CRICO Management of Minnesota, Inc. to CAPREIT Residential Corporation, an unrelated entity. Management fees are payable to CAPREIT Residential Corporation at the same rate and same terms as under the agreement with CRICO Management of Minnesota, Inc.

  Management fees are equal to 3.75% of gross revenues received, as defined.
  The management agent is eligible to receive an incentive bonus of .5% of gross revenues if conditions, as outlined in the agreement, are met. For the year ended December 31, 1994, management fees totalling $68,771 were charged to operations. Management fees of $5,755 paid to CRICO Management of Minnesota, Inc. were charged to operations during 1994. At December 31, 1994, $6,441 is included in accounts payable for management fees.

  Other Receivables
  -----------------

  CRICO of White Bear Woods II Limited Partnership is an affiliate of the partnership and owns a complex known as White Bear Woods Apartments, Phase II. Both the Project and White Bear Woods Apartments, Phase II, are managed by the same management company. Certain expenses applicable to both are billed to the management company and paid for collectively. These common charges are primarily allocated on a pro rata basis based on the number of dwelling units. An account has been established on the books of each partnership to record amounts payable to or receivable from the related entity. At December 31, 1994, $4,262 was due from this affiliate.

                CRICO of White Bear Woods I Limited Partnership

                               December 31, 1994


NOTE C - OTHER REVENUE (ACCOUNT NO. 5990)

  Other revenue consists of the following:

          Garage/parking                                   $ 2,800
          Storage                                            5,650
          Application fees                                   4,713
          Furniture rental                                   5,936
          Forfeited security deposits and
            other rent receipts                              3,555
          Other                                              4,118
                                                           -------

                                                           $26,772
                                                           =======


NOTE D - MISCELLANEOUS ADMINISTRATIVE EXPENSES
         (ACCOUNT NO. 6390)

  Miscellaneous administrative expenses consists of the following:

          Corporate unit expense                           $13,549
          Employee relations                                 2,574
          Other                                              4,697
                                                           -------

                                                           $20,820
                                                            ======


              NOTE E - OTHER RENTING EXPENSES (ACCOUNT NO. 6250)

               Other renting expenses consists of the following:

                    Rental concessions                     $ 6,230
                    Resident retention                       3,567
                    Credit report check                      5,040
                                                            ------
                                                           $14,837
                                                            ======

                CRICO of White Bear Woods I Limited Partnership

                               December 31, 1994



NOTE F - PRIOR PERIOD ADJUSTMENT

  The partnership switched to an accelerated depreciation method in preparing its 1993 tax return. Prior to this time, the books and records had reflected use of the straight-line method of depreciation. The difference of $59,170 has been reflected in the accompanying financial statements as a prior period adjustment.